                                                                     EXHIBIT 4.3


COMMON STOCK                                                        COMMON STOCK



                           [GRAPHIC:ENGRAVED VIGNETTE]


NUMBER                                                                    SHARES
------                                                                    ------

                                                               CUSIP 591598 10 7

THIS CERTIFICATE IS TRANSFERABLE IN                             SEE REVERSE SIDE
CHICAGO, ILLINIOS, OR NEW YORK, NEW YORK                         FOR DEFINITIONS


                              METRIS COMPANIES INC.

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE


This Certifies that



Is the owner of


FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF $.01 EACH OF THE COMMON STOCK OF

Metris Companies Inc., transferable on the books of the Corporation by the holder hereof in person or by authorized attorney on surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Certificate of Incorporation of the Corporation and all amendments thereto, copies of which are on file with the Transfer Agent, to all of which the holder, by acceptance hereof, assents. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

     Witness the facsimile signatures of its duly authorized officers.

Dated:

[METRIS LOGO]       /s/ SECRETARY        [SEAL]       /s/ PRESIDENT AND CHIEF
                                                          EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED:
                        HARRIS TRUST AND SAVINGS BANK
                                  (CHICAGO)
                                        TRANSFER AGENT AND REGISTRAR
BY
                                                   AUTHORIZED SIGNATURE

The Corporation shall furnish upon request and without charge, a full statement of the designations, preferences, limitations, and relative rights of the Common Stock and the Preferred Stock authorized to be issued, so far as they have been determined, and a full statement of the authority of the Board of Directors of the Corporation to determine the relative rights and preferences of subsequently authorized and issued classes or series. Any such request should be addressed to the Secretary of the Corporation at its principal office or to the Transfer Agent.


The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common               UNIF GIFT MIN ACT- ___________
TEN ENT - as tenants by the entireties                            (Cust)
 JT TEN - as joint tenants with right                 Custodian____________
          of survivorship and not as                             (Minor)
          tenants in common                      under Uniform Gifts to Minors
                                                  Act ______________________
                                                             (State)

     Additional abbreviations may also be used though not on the above list.


For Value received, ________________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY NUMBER OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
[                                     ]

--------------------------------------------------------------------------------
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE)


_________________________________________________________________________ Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint


_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated, ______________________

                                    -------------------------

                    NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND
                            WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

 SIGNATURE(S) GUARANTEED:   ___________________________

                            THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GAURANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.